UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E Wisconsin Avenue, Fl 4
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2012

Date of reporting period:  September 30, 2012

Item 1. Reports to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2012

Table of Contents

Shareholder Letter	1
Fund Shareholder Engagement	3
Boston Common International Fund
Investment Review	5
Manager’s Discussion of Fund Performance	7
Schedule of Investments	10
Boston Common U.S. Equity Fund
Investment Review	12
Manager’s Discussion of Fund Performance	14
Schedule of Investments	17
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	34
Expense Example	35
Additional Information	40

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Shareholders,

Following on the launch of the Boston Common International Equity Fund, we introduced the Boston Common U.S. Equity Fund (the “Funds”) in April.  Both Funds seek long-term capital appreciation by investing in diversified portfolios of what we believe are high-quality, sustainable and socially responsible stocks.  As active shareowners, we continue to engage companies held in both Funds to be more transparent and accountable.

During the last few years, global markets have experienced chronic volatility stemming from economic turmoil, particularly from the fiscal crisis in Southern Europe and the possible breakup of the Eurozone.  Here are some of the trends we’ve been seeing in these markets recently:

During the past few months, three important developments have reduced the risk of a disorderly break-up of the Eurozone, igniting the most recent market rally.  First, the European Central Bank, the most powerful Eurozone institution, followed through on its commitment to do “whatever it takes” to defend the Euro, with an unlimited, short-term bond purchase program to help reduce borrowing costs for struggling governments.  Second, the German Constitutional Court dismissed attempts to block the creation of the European Stability Mechanism (ESM), enabling the launch of the ?500 billion rescue fund.  Third, the victory of pro-Euro parties in the Dutch elections indicated that citizens of a stable core economy see the value of regional integration.  We are encouraged by this evidence of the Eurozone’s long-term commitment to monetary union and expect to see more efforts towards integration over time.

In contrast to Europe’s recession, the US is experiencing a slow, orderly deleveraging process.  During this economic cycle, we have seen significant variation among different sectors of the US economy, with the baton being passed from the manufacturing sector to the service sector, and now, finally, to the housing sector.  This lack of synchronized improvement has made the US recovery anemic, but also has the potential to make it longer.

Over the past five years, Emerging Markets generally have been able to decouple from slowing Developed Markets and continue growing.  However, the latest evidence is not encouraging, as GDP growth slows in countries like China and Brazil.  The slowdown derives in part from the normal course of the economic cycle, but has been exacerbated by the problems in Europe, which, as the largest collective economy in the world, constitutes a significant end market.

Globally, inflation has been subdued, yet deflation appears unlikely.  Bank balance sheets have improved and lending is starting to revive.  The US Federal Reserve has indicated its willingness to provide continuing support, indicating policy rates are likely to stay near zero through mid-2015.  Germany, a chief benefactor of the Eurozone, continues to move forward in its tacit support of the European Central Bank, as the bank helps to reduce borrowing costs for struggling peripheral governments.  In several major Emerging Markets, central banks have cut interest rates to address cyclical pressures.  And in China, the mostly state-owned banking system (effectively an extension of fiscal policy) has been adjusting lending quotas upwards.  These are not ingredients for robust growth, but represent a reasonable workout from the over-borrowing leading up to the 2008 financial crisis.

In the near term, headline risks include: the US ‘Fiscal Cliff,’ a slate of planned tax rate hikes and fiscal spending cuts; the upcoming transition in China’s political leadership, and the ongoing fiscal challenges in the Eurozone.  We believe high-quality companies selling into growing end markets will be better positioned to weather these uncertain times.

We appreciate your support and thank you for partnering with us.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON FUNDS

Fund Shareholder Engagement

We conduct a multifaceted shareowner engagement program with portfolio companies on behalf of investors in the Boston Common Funds.  Our engagements address Environment, Social, and Governance (ESG) issues that we believe promote best practices and safeguard shareowner value.  Over the past year, Boston Common’s shareholder advocacy team held ESG due diligence and engagement meetings across the globe, including in Switzerland (ABB, Roche, Novartis), Singapore (CapitalLand, Olam and Singapore Telecom), Brazil (CEMIG), and Houston (Apache, National Oilwell Varco, and Spectra Energy).  In this letter, we would like to highlight two recent human rights initiatives we have undertaken that have both company-specific implications and public policy dimensions.

Over the last two years, along with other investors, companies and NGOs, Boston Common has been one of the lead investors in providing substantive input to the US Securities and Exchange Commission (SEC) on the drafting of regulations on conflict minerals disclosure.  On August 22nd, the SEC issued the “Conflict Minerals” provision of the Dodd-Frank Act.  The regulation details how US-based and foreign corporations listed on US exchanges have to report to the SEC on their sourcing of minerals from the Democratic Republic of the Congo where the trade of minerals has been used in part to fund a brutal decade-long civil war.

Through direct conversation with companies in the US, Europe and Asia, Boston Common has helped underscore this important issue.  In the last six months, Boston Common met with Microsoft to discuss how it is addressing conflict minerals disclosure.  We encouraged the company to publicly announce its participation in the Public-Private Alliance for Responsible Minerals Trade, and to provide more detailed disclosure on how it is conducting its supplier assessments.  We also commended the company for its public opposition to the decision of the Chamber of Commerce to withhold support for the Conflict Minerals provision of the Dodd-Frank Act.  Over the past two years, Boston Common has also engaged Honda Motor and Vodafone on this issue.

Last June, sanctions prohibiting US investment in Burma were eased.  In July, The US State Department released draft requirements in relation to the issuance of new general licenses permitting investment in Burma.  While we believe that the requirements are a valuable tool, there remains a need for greater transparency and clearer consequences for failure to comply.  Boston Common has joined other investors in urging caution toward investment in the country, as Burma’s commitment to protecting human rights and the environment and to rooting out corruption remains unproven.  Unlawful land grabs, limited judicial oversight, and regional civil war persist.

BOSTON COMMON FUNDS

This past summer, Boston Common met with members of power and automation company ABB’s sustainability team in Switzerland.  The discussion focused on how ABB is addressing rising expectations related to human rights due diligence, particularly as the firm considers re-entry into Burma.  In the coming quarters, Boston Common will focus on engaging our portfolio holdings that are considering entry into Burma, stressing that enhanced human rights due diligence beyond normal protocols will be needed, given the high ESG risks still posed in the country.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.  Diversification does not assure a profit or protect against a loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends. It is widely recognized as a benchmark for measuring the performance of international value funds.  The S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.  You cannot invest directly in an index.

EV/EBITDA – (also known as Enterprise value/EBITDA) Earnings Before Interest, Taxes, Depreciation and Amortization

Cash Flow is the amount of cash generated and used by a company in a given period. It is calculated by adding noncash charges (such as depreciation) to net income after taxes.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security mentioned.

The Boston Common Funds are distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

Investment Review

At the end of the Boston Common International Fund’s (the “Fund”) fiscal year, markets remained buoyed by policy support that continues to offset a deteriorating macro environment.  Eurozone leaders took meaningful steps towards a resolution of its sovereign debt crisis.  Other central banks in Japan and the UK also acted to boost growth.  However, global economic data indicates recessionary conditions in many developed markets.  Real gross domestic product (GDP) contracted in the Eurozone and in the UK and a slowdown in China and other key Emerging Markets complicated the outlook for companies with global cyclical exposure.

Europe

In our view, the best path forward for the Eurozone would balance long-term fiscal discipline and structural reform with initiatives for reviving economic growth in the short-term.  France’s economy, the second largest in the Eurozone, blends traits of its weak Mediterranean and strong Northern neighbors.  The country has a poor fiscal record, with deficits in each year since 1980, but it also has a solid historical growth record.  Francois Hollande’s recent election victory indicates a shift toward more growth-oriented policies, something that we view favorably because a larger economy will lower the relative cost of debt and deficits.  As we expect Europe’s recovery to be a long and uneven process, we are underweight the stocks that are most dependent on a macro resolution and look for opportunities in companies with a global customer base.

The Fund purchased Swedish industrial company Atlas Copco, which is a global leader in compressor technology for heavy duty industrial applications and a maker of large mining equipment.  The company outgrew competitors over the last economic cycle by providing reliable, energy-efficient products.  In a deeply cyclical business, Atlas Copco has historically reported top-tier profitability, and derives 40% of revenues from parts and services.  We find Atlas Copco’s valuation compelling, as it trades at below-average multiples to earnings and book value.  Recently, Boston Common was part of a meeting organized by the Conflict Risk Network to discuss with the company its implementation of the UN Guiding Principles on Business and Human Rights.

Asia Pacific and Emerging Markets

Trouble in the European Union, China’s largest trade partner, has had a braking effect on economic growth in the fast-growing Asia Pacific and Emerging Markets.  On top of cyclical pressures from external forces, some countries have faced internal challenges.  In South Africa, the death of 34 striking miners has sparked widespread labor strife.  A blackout in India left 600 million people without power, highlighting the country’s inadequate infrastructure.  And China’s

BOSTON COMMON INTERNATIONAL FUND

economy, the second largest in the world, appears to be at a crossroads ahead of its first political handover in a decade.  We expect domestic demand to drive long-term growth in Emerging Markets like China, and we continue to look to invest in beneficiaries of consumer expansion in the region.

The Fund bought Hong Kong media company Television Broadcasts (TVB), a dominant provider of Cantonese TV content in Hong Kong that is making promising inroads into the vast Chinese market.  Based on our belief in TVB’s fundamental strengths, we believe the company’s 4% dividend yield is sustainable and well covered by cash flow.

Japan

A Sino-Japanese territorial dispute over a group of uninhabited islands in the East China Sea is an unwelcome new risk for Japan, as China contributes approximately 20% of Japan’s trade.  Japan’s domestic economy appears stuck in a low-growth, deflationary environment.  An aging and shrinking population is likely to add fiscal stress over time.  The strong Yen and tough competition from neighboring Asian exporters has pushed Japan’s historically robust trade balance into negative territory.  Although we find many innovative companies in Japan with strong global businesses, the long-term domestic outlook appears challenging and we remain underweight the country.

We continue to hold Toray, a diversified chemicals company with an innovative record commercializing materials science.  The company is the world’s largest producer of carbon fiber, which is an extremely strong and light material.  Although carbon fiber is a relatively small business, we believe it has potential to expand its market applications from its current presence in the aerospace and sporting goods industries into mass markets like autos.  Toray’s broad mix of businesses offers exposure to relatively stable consumer and health end markets as well as more cyclical technology and industrial customers.  We also have a favorable view of the long-term prospects for Toray’s environmental business.  We believe Toray to be attractively valued at 8x EV/EBITDA with sustainable growth drivers.  In November 2011, Boston Common’s ESG team met with the company to encourage them to more comprehensively assess water risks across their business model.

BOSTON COMMON INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2012

For the full year ending September 30th, 2012, the Fund rose 15.27% while the MSCI EAFE index increased 13.75%.  For US investors, the currency impact was negligible.  The first six months of the fiscal year could be characterized by the rebound in economically sensitive sectors.  During the latter six months, market strength gravitated towards the more defensive sectors, as Europe fell into recession and Emerging Market economies slowed.

Stock selection in the Financials sector was a top contributor over the course of the year, even as the Fund remained underweight European Banks.  Concerns around the viability of the global financial system lessened, allowing Fund holdings like Barclays PLC to rally.  Kasikornbank PLC and Hang Seng Bank were other strong performers.  Market-wide, the Technology sector performed poorly relative to other sectors, but the Fund’s stock selection in Technology was strong relative to its benchmark, helped by holdings like German software company SAP and Taiwan’s Taiwan Semiconductor.

From a regional perspective, the Fund benefitted from its stock selection in Europe ex-U.K., with holdings in companies with cyclical exposure, including German adhesives and consumer products firm Henkel, and Belgian catalytic converter maker Umicore.  The Fund’s ongoing underweight and stock selection in Japan was also a positive contributor.

Stock selection detracted from the Fund’s relative performance in both Healthcare and Energy.  Weaker profitability for Japanese-based medical supply company Terumo caused the stock to decline.  Australia’s Origin Energy, an integrated energy company, was negatively impacted by competition for retail power customers.  From a regional perspective, stock selection in Asia-Pacific held back performance, as Sims Metal Manufacturing was hurt by declining prices of scrap metal.  Rising regulatory setbacks hurt Brazilian wireless carrier Tim Participacoes.  Allegations regarding fraudulent accounting and disclosure hurt Chinese tutoring company New Oriental Education and Technology and resulted in the Fund selling the holding from the portfolio.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION For the Period Ended September 30, 2012 (Unaudited)

Country Allocation	% of Net Assets
United Kingdom	17.7%
Japan	13.6%
Switzerland	10.5%
Germany	7.9%
France	6.9%
Australia	4.7%
Singapore	4.5%
Netherlands	4.3%
Hong Kong	2.8%
Norway	2.2%
South Africa	2.0%
Brazil	1.9%
Luxembourg	1.7%
Thailand	1.7%
Finland	1.5%
Belgium	1.4%
Israel	1.4%
China	1.3%
Sweden	1.2%
Taiwan	1.0%
Portugal	0.7%
Mexico	0.6%

BOSTON COMMON INTERNATIONAL FUND

Value of $100,000 vs. MSCI EAFE
(Unaudited)

		Since	Value of
Average Annual Returns	One	Inception	$100,000
Periods Ended September 30, 2012	Year	(12/29/10)	(9/30/12)
Boston Common International Fund	15.27%	(4.74)%	$95,262
MSCI EAFE Index	13.75%	(3.02)%	$96,980

This chart illustrates the performance of a hypothetical $100,000 investment made on December 29, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2012

Shares		Value
COMMON STOCKS – 89.1%
Australia – 4.7%
277,495	AMP LTD	$1,246,373
91,550	Origin Energy	1,075,003
87,250	Sims Metal Management
	LTD – ADR	863,775
43,285	WorleyParsons LTD	1,270,209
		4,455,360
Belgium – 1.4%
25,060	Umicore SA	1,309,871
		1,309,871
Brazil – 1.0%
51,570	Tim Participacoes
	SA – ADR	991,175
		991,175
China – 1.3%
417,840	Tingyi Holding
	Corporation	1,258,254
		1,258,254
Finland – 1.5%
45,485	Sampo Group	1,415,086
		1,415,086
France – 6.9%
19,461	Air Liquide SA	2,412,055
109,165	AXA SA	1,625,874
	Casino Guichard
20,135	Perrachon SA	1,782,492
		796,674
12,940	Danone SA	6,617,095
Germany – 6.4%
17,385	adidas AG	1,426,223
19,215	Henkel AG and
	Company KGaA	1,253,624
17,770	K&S AG	873,794
24,240	SAP AG – ADR	1,729,039
9,030	SMA Solar
	Technology AG	315,803
5,795	Vossloh AG	534,015
		6,132,498
Hong Kong – 2.8%
123,500	Hang Seng Bank LTD	1,893,739
100,000	Television
	Broadcast LTD	738,969
		2,632,708
Israel – 1.4%
26,750	Check Point Software
	Technologies LTD*	1,288,280
		1,288,280
Japan – 13.6%
7,590	FANUC LTD	1,223,504
50,215	Honda Motor Company
	LTD – ADR	1,551,644
49,600	Kao Corporation	1,461,814
3,600	Keyence Corporation	922,604
43,070	Kubota
	Corporation – ADR	2,175,897
57,000	Mitsui Fudosan
	Company	1,141,607
135,400	Rakuten, Inc.	1,379,331
27,660	SYSMEX Corporation	1,330,898
29,560	TERUMO Corporation	1,272,701
106,400	Toray Industries, Inc.	629,892
		13,089,892
Luxembourg – 1.7%
68,955	Subsea 7 SA	1,591,204
		1,591,204
Mexico – 0.6%
100,400	Grupo Financiero
	Banorte SAB de CV	567,452
		567,452
Netherlands – 4.3%
22,695	ASML Holding
	NV – ADR	1,218,268
37,615	Koninklijke Philips
	Electronics NV – ADR	882,072
56,830	Unilever NV – ADR	2,016,328
		4,116,668
Norway – 2.2%
79,910	Statoil ASA – ADR	2,060,879
		2,060,879
Portugal – 0.7%
154,655	EDP Renovaveis SA*	692,607
		692,607
Singapore – 4.5%
446,500	CapitaLand LTD	1,157,000
1,756,000	Golden Agri-
	Resources LTD	944,394
514,600	Olam International	859,624

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2012 (Continued)

Shares		Value
Singapore – 4.5% (Continued)
500,045	Singapore
	Telecommunications
	LTD	$1,303,897
		4,264,915
South Africa – 2.0%
17,285	Naspers	1,069,477
63,445	Standard Bank
	Group LTD	805,202
		1,874,679
Sweden – 1.2%
54,125	Atlas Copco AB	1,132,136
		1,132,136
Switzerland – 10.5%
80,200	ABB LTD – ADR	1,499,740
37,085	Julius Baer
	Gruppe AG	1,293,342
8,015	Kuehne & Nagel
	International	905,043
38,636	Novartis AG – ADR	2,366,841
63,205	Roche Holding
	LTD – ADR	2,970,003
9,705	Sonova Holding AG	980,819
		10,015,788
Taiwan – 1.0%
61,420	Taiwan Semiconductor
	Manufacturing
	Company LTD – ADR	971,664
		971,664
Thailand – 1.7%
269,300	Kasikornbank PLC	1,596,727
		1,596,727
United Kingdom – 17.7%
585,405	Barclays PLC	2,031,010
71,220	BG Group	1,437,580
54,370	GlaxoSmithKline PLC	1,253,301
30,855	HSBC Holdings
	PLC – ADR	1,433,523
36,750	Johnson Matthey	1,431,972
63,495	Pearson PLC – ADR	1,240,692
26,555	Smith & Nephew
	PLC – ADR	1,463,712
23,593	Spirax-Sarco
	Engineering PLC	796,631
65,475	SSE PLC	1,471,752
70,785	Standard Chartered
	Bank PLC	1,600,255
99,465	Vodafone Group
	PLC – ADR	2,834,256
		16,994,684
TOTAL COMMON STOCKS
(Cost $81,439,418)		85,069,622

PREFERRED STOCKS – 2.4%
Brazil – 0.9%
67,231	Companhia
	Energetica de Minas
	Gerais – ADR	814,840
		814,840
Germany - 1.5%
17,450	Henkel AG and
	Company KGaA	1,387,829
		1,387,829
TOTAL PREFERRED STOCKS
(Cost $2,302,902)		2,202,669

SHORT TERM INVESTMENT – 5.4%
5,190,399	Fidelity Money
	Market Portfolio,
	0.01%(1)	5,190,399

TOTAL SHORT TERM INVESTMENT
(Cost $5,190,399)		5,190,399

TOTAL INVESTMENTS – 96.9%
(Cost $88,932,719)		92,462,690

Other Assets in Excess
of Liabilities – 3.1%		2,955,786

NET ASSETS – 100.0%		$95,418,476

*	Non-Income Producing
(1)	Seven-day yield as of September 30, 2012.
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Review

Over the course of this calendar year’s stock market rally, valuations have risen from depressed levels to a more normal 14x earnings multiple, but we believe stocks remain attractive relative to the rich valuations in the fixed income market.

While we view valuation as favorable for stocks, we expect headwinds will continue to drive volatility in the markets in the near term.  First, earnings expectations have come under pressure, reflecting the slower growth prospects in Europe, China, and the US.  Managements’ earnings guidance from earlier in the year in many cases relied on a second-half rebound, which now appears overly optimistic.  Second, we see continued financial and political risks in Europe, Asia, and the US.  We believe in some cases policymakers won’t make the hard choices necessary to address problems until sufficiently spooked by additional market turmoil.

Our strategy continues to focus on owning high-quality, secular growth franchises that trade at discounts to our assessment of their intrinsic value.  Boston Common U.S. Equity Fund’s (the “Fund”) largest holding, Apple, performed well into the launch of its next generation iPhone, as growing smartphone adoption and an accelerating tablet market drove growth and profitability.  We believe Apple’s ecosystem will continue to provide above-market growth and returns and view it as a long-term investment.

Investors have become risk averse and are operating with short time horizons, thanks to a decade of poor returns and a frightening financial crisis.  This risk aversion has led investors to pay up for yield and stability, making it difficult for us to find attractively priced stocks with these attributes.  We continue to underweight the Utilities sector, but have chosen to overweight the Healthcare sector, which we believe brings similar defensiveness and stability to the portfolio, but offers greater growth opportunities at better valuations.  We recently added Express Scripts Holdings, which helps HMOs, insurers and employers contain and manage drug costs.  Express Scripts recently merged with its largest competitor, giving the combined companies synergies and economies of scale.  We believe the firm has an opportunity to capitalize on industry trends towards generic drug substitution and mail order fulfillment.

US companies have seen their margins expand impressively through this economic cycle, as their productivity improvements and global reach have paid off.  Now, as the recovery enters its fourth year, earnings growth is decelerating, and analysts are revising their rosy estimates downward.  Large US companies derive some 35% of revenues from outside the US, and economic growth is slowing in Europe and China.  As global growth slows, we are focusing more on firms that sell primarily to the US market.  Recently, we initiated a new position

BOSTON COMMON U.S. EQUITY FUND

 in Cognizant Technology Solutions.  The company is a beneficiary of the secular growth in information technology outsourcing and consulting.  Cognizant’s revenues are split 50/50 between consulting and stable maintenance contracts, and almost 80% of sales are based in the US.  Purchased after a recent earnings warning, Cognizant is now trading at levels that we believe are attractive relative to its secular growth prospects.

The news continues to improve regarding the US housing sector, which appears to have turned the corner since March 2012, supported by low mortgage rates and the compelling economics of buying versus renting.  We are quite encouraged by several months of data showing rising home prices, as even a slow trajectory of home price improvement would tremendously help US consumers.  Reflecting our increased confidence in the improved housing outlook, we recently initiated a position in home improvement retailer Lowe’s Companies alongside our current holding in Home Depot.

BOSTON COMMON U.S. EQUITY FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2012

From the Fund’s inception on April 30, 2012, the return through September 30, 2012 was 3.04%.  The S&P 500 gained 4.08% since the Fund’s inception date.  The Fund’s inception occurred at a time when investors were looking past the steady (though slow) growth in the US, and were focused instead on the ongoing economic uncertainty in Europe.  Markets were down sharply in May, but recovered at the end of June as EU leaders announced important steps to recapitalize struggling Eurozone banks.  The subsequent three consecutive months produced positive returns.  As a new fund, cash inflows had a negative impact on relative performance.  Investing these new funds on days when the market opened higher created a cash drag on performance.

Top contributors to the Fund’s performance since inception have included high-quality, secular growth franchises in the Technology sector such as Apple and Google.  The Fund also has been helped by stock selection in the Consumer Discretionary sector.

Concern that economic growth is slowing in China was a central theme for the Fund’s top detractors.  Economically sensitive companies like Praxair and Cummins voiced concerns about order activity, while Nike announced disappointing earnings, increasing concerns about a slowdown in Chinese discretionary spending.  Our bottom-up research continues to guide us away from richly valued defensive sectors.  To date, this underweight to defensive sectors like Telecommunications and Utilities has been a slight drag on the Fund’s performance.

As a corollary to the premium investors are paying for yield and stability, investor skepticism and risk aversion has caused deep discounts to emerge in the valuation of companies with lower earnings stability and lower current yield.  This disparity creates the opportunity to invest in growing businesses that generate free cash flow, have attractive reinvestment opportunities to profitably deploy that cash, yet sell at attractive valuations today.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION For the Period Ended September 30, 2012 (Unaudited)

Sector Allocation	% of Net Assets
Information Technology	23.4%
Health Care	15.5%
Financials	12.5%
Consumer Staples	10.5%
Consumer Discretionary	9.3%
Energy	9.0%
Industrials	8.5%
Materials	4.7%
Telecommunication Services	2.9%
Utilities	1.7%

BOSTON COMMON U.S. EQUITY FUND

Value of $100,000 vs. S&P 500 Index
(Unaudited)

	Since	Value of
Returns for the	Inception	$100,000
Period Ended September 30, 2012	(4/30/12)	(9/30/12)
Boston Common U.S. Equity Fund	3.04%	$103,040
S&P 500 Index	4.08%	$104,078

This chart illustrates the performance of a hypothetical $100,000 investment made on April 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2012

Shares		Value
COMMON STOCKS – 98.0%
Consumer Discretionary – 9.3%
875	Home Depot, Inc.	$52,824
620	Lowes Companies, Inc.	18,749
185	Nike, Inc.	17,558
605	Nordstrom, Inc.	33,384
29	priceline.com, Inc.*	17,943
980	Time Warner Cable, Inc.	93,159
190	VF Corporation	30,279
1,305	Walt Disney Company	68,225
		332,121
Consumer Staples – 10.5%
380	Colgate Palmolive
	Company	40,744
360	Costco Wholesale
	Corporation	36,045
1,245	Kraft Foods, Inc.	51,481
700	McCormick &
	Company, Inc.	43,428
930	Pepsico, Inc.	65,816
1,550	Procter & Gamble
	Company	107,507
925	Sysco Corporation	28,925
		373,946
Energy – 9.0%
680	Apache Corporation	58,800
2,755	BG Group PLC – ADR	55,927
310	EOG Resources, Inc.	34,736
620	National Oilwell
	Varco, Inc.	49,668
1,725	Spectra Energy
	Corporation	50,646
2,730	Statoil ASA – ADR	70,406
		320,183
Financials – 12.5%
740	Aflac, Inc.	35,431
630	Aon PLC	32,943
1,120	BB&T Corporation	37,139
1,725	East West Bancorp, Inc.	36,432
1,030	First Republic Bank	35,494
465	Franklin Resources, Inc.	58,157
2,295	JP Morgan
	Chase & Company	92,902
1,175	MetLife, Inc.	40,490
1,790	Morgan Stanley	29,965
765	PNC Financial Services
	Group, Inc.	48,271
		447,224
Health Care – 15.5%
550	Bristol Myers
	Squibb Company	18,563
725	Express Scripts
	Holding Company*	45,435
1,180	Gilead Sciences, Inc.*	78,269
625	Hospira, Inc.*	20,513
1,200	Johnson & Johnson	82,692
1,370	Merck & Company, Inc.	61,787
1,085	Novartis AG – ADR	66,467
135	Novo-Nordisk
	AS – ADR	21,304
1,490	Roche Holding
	LTD – ADR	70,015
420	Waters Corporation*	34,999
760	Zimmer Holdings, Inc.	51,391
		551,435
Industrials – 8.5%
625	3M Company	57,763
450	CH Robinson
	Worldwide, Inc.	26,348
335	Cummins, Inc.	30,890
705	Deere & Company	58,156
730	Emerson Electric
	Company	35,237
345	Parker Hannifin
	Corporation	28,835
330	W.W. Grainger, Inc.	68,762
		305,991
Information Technology – 23.4%
1,465	Altera Corporation	49,788
340	Apple, Inc.	226,867
725	Check Point Software
	Technologies LTD*	34,916
445	Cognizant Technology
	Solutions – Class A*	31,114
915	Cree, Inc.*	23,360
1,355	EMC Corporation*	36,951
165	Google, Inc.*	124,493
2,980	Microsoft Corporation	88,745
2,525	Oracle Corporation	79,512

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30 2012 (Continued)

Shares		Value
Information Technology – 23.4% (Continued)
1,190	Qualcomm, Inc.	$74,363
475	Visa, Inc.	63,783
		833,892
Materials – 4.7%
590	Aptargroup, Inc.	30,509
555	Praxair, Inc.	57,653
455	SPDR Gold Trust
	Gold Shares*	78,269
		166,431
Telecommunication Services – 2.9%
1,315	AT&T, Inc.	49,576
1,940	Vodafone
	Group PLC – ADR	55,280
		104,856
Utilities – 1.7%
1,520	WL Holdings, Inc.	61,180
		61,180
TOTAL COMMON STOCKS
(Cost $3,284,653)		3,497,259

SHORT TERM INVESTMENT – 5.8%
206,150	Fidelity Money
	Market Portfolio,
	0.01%(1)	206,150
TOTAL SHORT TERM INVESTMENT
(Cost $206,150)		206,150

TOTAL INVESTMENTS – 103.8%
(Cost $3,490,803)		3,703,409

Liabilities in Excess of
Other Assets – (3.8)%		(137,151)

NET ASSETS – 100.0%		$3,566,258

*	Non-Income Producing
(1)	Seven-day yield as of September 30, 2012.
PLC	Public Limited Company
ADR	American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2012

	Boston	Boston
	Common	Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value
(cost $88,932,719 and $3,490,803)	$92,462,690	$3,703,409
Cash	19,707	—
Foreign currency (cost $14,256)	14,083	—
Receivables:
Fund shares sold	6,140,760	23,217
Dividends and interest	154,597	1,510
Prepaid expenses and other assets	96	22,531
Total assets	98,791,933	3,750,667

LIABILITIES
Payables:
Investment securities purchased	3,183,392	99,451
Fund shares redeemed	1,003	—
Investment advisory fees, net	54,333	12,121
Custody fees	42,009	2,746
Administration & accounting fees	26,480	24,178
Professional fees	25,279	25,277
Printing & mailing fees	12,801	5,244
Transfer agent fees	8,998	6,493
Chief Compliance Officer fees	4,151	4,051
Trustee fee	234	200
Other accrued expenses	14,777	4,648
Total liabilities	3,373,457	184,409
NET ASSETS	$95,418,476	$3,566,258

COMPONENTS OF NET ASSETS
Paid-in capital	$92,777,314	$3,349,057
Accumulated undistributed net
investment income	719,400	5,941
Accumulated net realized gain (loss)
on investments	(1,606,775)	(1,346)
Net unrealized appreciation (depreciation)
of investments	3,529,971	212,606
Net unrealized appreciation (depreciation)
on foreign currency and translation of other
assets and liabilities in foreign currency	(1,434)	—
Net assets	$95,418,476	$3,566,258
Net asset value (unlimited shares authorized):
Net assets	$95,418,476	$3,566,258
Shares of beneficial interest issued
and outstanding	4,020,522	138,460
Net asset value, offering and
redemption price per share	$23.73	$25.76

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Period Ended September 30, 2012

	Boston	Boston
	Common	Common
	International	U.S. Equity
	Fund	Fund1
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
of $128,141 and $169)	$1,383,354	$14,755
Interest	4,014	120
Total investment income	1,387,368	14,875

Expenses:
Investment advisory fees	426,509	6,700
Custodian fees	88,318	5,964
Administration & accounting fees	79,205	30,077
Registration fees	32,480	28,657
Professional fees	31,527	26,413
Transfer agent fees	26,770	8,078
Printing & mailing fees	14,364	5,247
Chief Compliance Officer fees	12,076	5,051
Miscellaneous expenses	11,370	4,827
Trustee fees	3,409	2,582
Insurance expenses	1,464	834
Total expenses	727,492	124,430
Less: expenses waived or reimbursed	(87,730)	(115,496)
Net expenses	639,762	8,934
Net investment income	747,606	5,941

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(1,430,850)	(1,346)
Net change in unrealized appreciation (depreciation)
of investments and foreign currency	7,914,393	212,606
Net realized and unrealized gain (loss) on
investments and foreign currency	6,483,543	211,260
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,231,149	$217,201

1 Fund commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2012	20111
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$747,606	$93,796
Net realized gain (loss) on
investments and foreign currency	(1,430,850)	(179,909)
Net change in unrealized appreciation or
(depreciation) of investments and foreign currency	7,914,393	(4,385,856)
Net increase (decrease) in net assets
resulting from operations	7,231,149	(4,471,969)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(118,018)	—
Total dividends and distributions
to shareholders	(118,018)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets resulting
from capital share transactions (a)	67,181,139	25,596,175

Total increase (decrease) in net assets	74,294,270	21,124,206

NET ASSETS
Beginning of period/year	21,124,206	—
End of period/year	$95,418,476	$21,124,206
Undistributed net income at end of period	$719,400	$93,422

 (a)  Summary of share transactions is as follows:

	Year Ended			Period Ended
	September 30, 2012			September 30, 2011
	Shares	Amount		Shares	Amount
Shares sold	3,083,315	$69,120,524		1,114,141	$27,530,475
Reinvested dividends	4,401	94,927		—	—
Shares redeemed	(89,792)	(2,034,312	)2	(91,543)	(1,934,300)
	2,997,924	$67,181,139		1,022,598	$25,596,175
Beginning shares	1,022,598			—
Ending shares	4,020,522			1,022,598

1	Fund Commenced operations on December 29, 2010.
2	Net of redemption fees of $104.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
20121
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,941
Net realized gain (loss) on investments	(1,346)
Net change in unrealized appreciation or (depreciation)
of investments	212,606
Net increase (decrease) in net assets
resulting from operations	217,201

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets resulting
from capital share transactions (a)	3,349,057

Total increase (decrease) in net assets	3,566,258

NET ASSETS
Beginning of period	—
End of period	$3,566,258
Undistributed net income at end of period	$5,941

(a)  Summary of share transactions is as follows:

	Period Ended
	September 30, 2012
	Shares	Amount
Shares sold	138,460	$3,349,057
Reinvested dividends	—	—
Shares redeemed	—	—
	138,460	$3,349,057
Beginning shares	—
Ending shares	138,460

1  Fund Commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Year Ended	Period Ended
September 30,	September 30,
2012	20111
Net asset value, beginning of period	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)2	0.36	0.20
Net change in unrealized appreciation or
(depreciation) of investments	2.79	(4.54)
Net increase (decrease) in net assets
resulting from operations	3.15	(4.34)

LESS DISTRIBUTIONS
Distributions from net investment income	(0.08)	—
Total distributions	(0.08)	—
Paid-in capital from redemption fees	0.00	5	—
Net asset value, end of period	$23.73	$20.66
Total return	15.27%	(17.36	%)3

SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$95,418	$21,124
Ratios to average net assets:
Expenses before fees waived	1.54%	3.00	%4
Expenses after fees waiver	1.35%	1.35	%4
Net investment income (loss)	1.58%	1.09	%4
Portfolio turnover rate	33%	20	%3

1	Fund Commenced operations on December 29, 2010.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.
5	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	September 30,
	20121
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)2	0.07
Net change in unrealized appreciation or (depreciation)
of investments	0.69
Net increase (decrease) in net assets
resulting from operations	0.76
Net asset value, end of period	$25.76
Total return	3.04	%3

SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$3,566
Ratios to average net assets:4
Expenses before fees waived	13.94%
Expenses after fees waiver	1.00%
Net investment income (loss)	0.67%
Portfolio turnover rate3	10%

1	Fund Commenced operations on April 30, 2012.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2012

NOTE 1 – ORGANIZATION

The Boston Common International Fund and the Boston Common U.S. Equity Fund (the “Funds” or individually, the “Fund”) are a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively.  The Funds’ investment objective is to seek long-term capital appreciation.  The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Continued)

from the net asset value that would be calculated without regard to such considerations.

As described in above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments,  interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012:

Boston Common International Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$85,069,622	$—	$—	$85,069,622
Preferred Stocks*	2,202,669	—	—	2,202,669
Short-Term
Investments	5,190,399	—	—	5,190,399
Total Investments
in Securities	$92,462,690	$—	$—	$92,462,690

* See Schedule of Investments for the investments detail by country.

Boston Common U.S. Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$3,497,259	$—	$—	$3,497,259
Short-Term
Investments	206,150	—	—	206,150
Total Investments
in Securities	$3,703,409	$—	$—	$3,703,409

* See Schedule of Investments for the investments detail by industry.

There were no transfers into or out of Levels 1, 2 or 3 at September 30, 2012. It is the Funds’ policy to recognize transfers at the end of each reporting period.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Continued)

withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Funds have elected to be taxed as a “regulated investment company” and  intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  The Funds’ post-October capital losses are $1,216,648 and $0, respectively.  At September 30, 2012, the Funds had capital loss carryforwards available for federal income tax purposes as follows:

Unlimited
Expiration
Boston Common International Fund
Long-Term Loss	—
Short-Term Loss	$(135,471)
Boston Common U.S. Equity
Long-Term Loss	—
Short-Term Loss	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2012 tax returns, or Boston Common International Fund’s open tax years (2010-2011).  The Funds identify

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Continued)

their major tax jurisdictions as U.S. Federal and State of Massachusetts; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the exdividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the  nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Continued)

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with  service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended September 30, 2012, the Boston Common International Fund decreased undistributed net investment income by $3,610 and decreased accumulated net realized loss by $3,610.

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and  transactions for potential recognition or disclosure through the date the financial statements were issued.  The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

K.
New Accounting Pronouncements.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% for Boston Common International Fund and 0.75% for Boston Common U.S. Equity Fund based upon the average daily net assets of the Funds.  For the period ended September 30, 2012 the Funds incurred $426,509 and $6,700 in advisory fees, respectively.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.35% for Boston Common International Fund and 1.00% for Boston Common U.S. Equity Fund of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  At September 30, 2012, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $228,377 for Boston Common International Fund and $115,496 for Boston Common U.S. Equity Fund.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Boston Common International Fund

Year of Expiration	Amount
September 30, 2014	$140,647
September 30, 2015	$ 87,730

Boston Common U.S. Equity Fund

Year of Expiration	Amount
September 30, 2015	$115,496

A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Continued)

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Funds expenses and reviews the Funds’ expense accruals.  For the period ended September 30, 2012, Boston Common International Fund and Boston Common U.S. Equity Fund incurred $79,205 and $30,077 in administration and accounting fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the period ended September 30, 2012, Boston Common International Fund and Boston Common U.S. Equity Fund were allocated $12,076 and $5,051, respectively of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2012, the cost of purchases of securities, excluding short-term securities, for Boston Common International Fund and Boston Common U.S. Equity Fund was $75,152,090 and $3,475,128, respectively.  The proceeds from sales of securities, excluding short-term securities, for Boston Common International Fund and Boston Common U.S. Equity Fund  was $15,141,624 and $189,110, respectively.  There were no purchases or sales of U.S. Government obligations for the period ended September 30, 2012 for either Fund.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Continued)

The components of distributable earnings(losses) and cost basis of investments for federal income tax purposes at September 30, 2012 was as follows:

	Boston Common	Boston Common
	International Fund	U.S. Equity
Tax cost of investments	$89,187,376	$3,494,368
Gross tax unrealized appreciation	6,275,090	238,182
Gross tax unrealized depreciation	(2,999,776)	(29,141)
Net tax unrealized appreciation
(depreciation)	$3,275,314	$209,041
Unrealized depreciation on currencies	(1,434)	—
Net unrealized appreciation	3,273,880	209,041
Undistributed ordinary income	719,400	8,160
Undistributed long term
capital gains	—	—
Total distributable earnings	719,400	8,160
Other accumulated gain/(loss)	(1,352,118)	—
Total accumulated gain/(loss)	$2,641,162	$217,201

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the period ended September 30, 2012 and the period ended September 30, 2011 were as follows:

	Period Ended	Period Ended
	2012	2011
Boston Common International Fund
Ordinary Income	$118,018	$—
Boston Common U.S. Equity Fund
Ordinary Income	$—	$—

BOSTON COMMON FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Boston Common International Fund and
Boston Common U.S. Equity Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Boston Common International Fund and Boston Common U.S. Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of September 30, 2012 and the related statements of operations, the statements of changes in net assets and the financial highlights for the period indicated within the financial statements.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Common International Fund and Boston Common U.S. Equity Fund as of September 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2012

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Period Ended September 30, 2012 (Unaudited)

As a shareholder of the Boston Common International Fund and/or Boston Common U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/12 – 9/30/12).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest, in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary and are not included in the example below.  This example includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, this example does not include portfolio trading commissions and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Period Ended September 30, 2012 (Unaudited) (Continued)

information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Boston Common International Fund
			Expenses Paid
	Beginning	Ending	During the Period
	Balance	Balance	4/1/12 – 9/30/12
Actual	$1,000	$1,094	$7.07
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.81

Boston Common U.S. Equity Fund
			Expenses Paid
	Beginning	Ending	During the Period
	Balance	Balance	4/1/12 – 9/30/12
Actual	$1,000	$1,030	$5.08
Hypothetical (5% annual
return before expenses)	$1,000	$1,020	$5.05

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust(1)
Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee;
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and business
2020 E. Financial Way			consulting); formerly,
Suite 100			Executive Vice President
Glendora, CA 91741			and Chief Operating
Officer, Integrated Asset
Management (investment
advisor and manager)
and formerly, President,
Value Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	2	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The University
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		of Virginia Law
2020 E. Financial Way			(prior thereto Senior		School
Suite 100			Vice President), and		Foundation.
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bancorp		Since	National Investor
Fund Services, LLC		May 1991.	Services);
2020 E. Financial Way			Data Services, Inc.
Suite 100			(investment related
Glendora, CA 91741			computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant,	2	Independent
(born 1950)		Term;	formerly, Executive		Trustee, The
c/o U.S. Bancorp		Since	Vice President,		Managers
Fund Services, LLC		May 1991.	Investment Company		Funds; Trustee,
2020 E. Financial Way			Administration, LLC		Managers
Suite 100			(mutual fund		AMG Funds,
Glendora, CA 91741			administrator).		Aston Funds;
Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.
Interested Trustee and Officers of the Trust
Eric W. Falkeis(3)	President	Indefinite	Senior Vice	2	None.
(born 1973)		Term; Since	President and
c/o U.S. Bancorp		January	Chief Financial
Fund Services, LLC		2011.	Officer (and other
615 East Michigan St.	Trustee	Indefinite	positions), U.S.
Milwaukee, WI 53202		Term; Since	Bancorp Fund Services,
		Sept. 2011.	LLC, since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		November	LLC, since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007;
Suite 100			formerly Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

Donna Barrette	Chief	Indefinite	Vice President	Not	Not
(born 1966)	Compliance	Term:	and Compliance	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Officer, U.S.
Fund Services, LLC		July 2011.	Bancorp Fund
615 East Michigan St.			Services, LLC
Milwaukee, WI 53202	Anti-	Indefinite	since August 2004.
	Money	Term:
	Laundering	Since
	Officer	July 2011.

	Vice	Indefinite
	President	Term:
Since
July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2012, the Board (which is comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered and approved the continuance of the Advisory Agreement for the Boston Common International Fund and the Boston Common U.S. Equity Fund, each a series of Professionally Managed Portfolios, with Boston Common Asset Management, LLC (the “Advisor” or “Boston Common”).  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services to be provided by the Advisor to the Funds under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of Boston Common’s overall services to be provided to the Funds.  The Board considered Boston Common’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Boston Common that would be involved with the Funds.  The Board reviewed the services Boston Common has provided to the Funds, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by Boston Common or its affiliates.  The Trustees also considered the structure of Boston Common’s compliance procedures and the trading capability of Boston Common.  After reviewing Boston Common’s compliance policies and procedures, including Boston Common’s proposal with respect to risk oversight of the Funds, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board concluded that Boston Common has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

2.	The Funds’ historical year-to-date performance and the overall performance of the Funds. In assessing the quality of the portfolio

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

For the Boston Common International Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date and one-year time periods.  The Board took into consideration the Fund’s short period of operations.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.  The Trustees also considered any differences in the performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

For the Boston Common U.S. Equity Fund, the Board noted that the Fund had recently commenced operations and so did not have any measurable performance to review.  The Board did consider Boston Common’s performance history with respect to similarly-managed separate accounts.

3.
Costs of Services Provided and Profits Realized by Boston Common.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the Boston Common International Fund, the Board noted that Boston Common had contractually agreed to maintain an annual expense ratio of 1.35% for the Fund.  The Board noted that the advisory fee was slightly above its peer group median and net expense ratio was identical to its peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the Boston Common U.S. Equity Fund, the Board noted that the proposed advisory fee as a percentage of average daily net assets was 0.75% for the Fund.  The Board noted that Boston Common agreed to enter into an agreement to limit the expenses of the Fund to 1.00% of average daily net assets.  The Board concluded that the fees to be received by Boston Common were fair and reasonable in light of comparative performance and expense and advisory fee information.

The Trustees took into consideration the services Boston Common provided to its separately managed account clients comparing the fees charged for those management services to the fees charged to the

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Funds. The Trustees found that the fees charged to the Funds were in line with the fees charged by the Advisor to its separately managed accounts.

4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that each Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that continuing the Advisory Agreement would be in the best interests of the Funds and its shareholders.

BOSTON COMMON FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2012, the Boston Common International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend	Taxes Withheld
Australia	119,720	4,428
Belgium	24,452	3,668
Brazil	49,220	—
Switzerland	134,436	13,381
Germany	87,665	15,288
Spain	725	164
Finland	44,991	6,749
France	126,368	18,955
United Kingdom	418,583	—
Hong Kong	66,881	—
Japan	137,927	9,771
Luxemburg	31,399	—
Mexico	3,209	—
Netherlands	74,883	11,232
Norway	54,315	13,579
Singapore	56,839	—
Sweden	8,521	1,278
Thailand	14,987	1,499
Taiwan	24,187	4,837
South Africa	33,584	2,784

For the fiscal year ended September 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Boston Common International Fund	100.00%
Boston Common U.S. Equity	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2012 was as follows:

Boston Common International Fund	0.00%
Boston Common U.S. Equity	0.00%

BOSTON COMMON FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (877) 777-6944 and on the Funds’ website at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent year ended June 30 is available without charge, upon request, by calling (877) 777-6944 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds make their portfolio holdings available on the Funds’ website www.bostoncommonfunds.com simultaneously with the regulatory requirements.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (877) 777-6944 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common International Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

Boston Common U.S. Equity Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$17,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Porfolios

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date    12/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date   12/10/12

By (Signature and Title)*    /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date    12/3/2012

* Print the name and title of each signing officer under his or her signature.